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                                                                 EXHIBIT 10.7(b)


                                      AAMES
                              FINANCIAL CORPORATION

                                  MARK COSTELLO

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                1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN

PLAN STRUCTURE

o The Plan will pay a cash bonus to participating executives, based on the achievement of both the company performance objective and established individual performance objectives.

o The Compensation Committee will ratify or approve performance objectives annually for the five highest paid executives to the extent they participate in the Plan, subject to amendments from time to time by the CEO. The CEO will establish individual performance objectives for all other Plan participants.

o Company performance objectives will be established based on the Company budget.

o The CEO will distribute company and individual performance objectives to each participating executive. Each individual performance objective will be assigned a percentage weight, with the total of the individual performance weight equaling 100%.

CALCULATIONS

o     Your 1998-1999 base salary is $225,000.00.

o Your annualized target bonus for the 1998 -1999 fiscal year is $255,000.00. An additional $600,000.00 bonus may be payable based on bonus accelerators.

o     Your bonus payout is calculated using this formula:

                  A = Your Target bonus amount
                  B = The achieved percent of the company performance objective C = The Total achieved percent of your individual performance objectives
                                    A x B x C = Bonus payout

o When calculating the Total achieved percent of your individual performance objectives, any performance objective not yet achieved will count as "zero" until the objective has been completed.

AWARDS

o If you achieve less than 70% of your established individual performance objectives, no bonus will be paid under the Plan. A bonus may be paid on a discretionary basis, but in no event in an amount greater than the result of A x B x C, where C is no greater than the achieved percent of your individual performance objectives.

o If the company achieves less than 70% of its performance objective, no bonus will be paid under the Plan. A bonus may be paid on a discretionary basis.

o At its discretion the Compensation Committee of the Board of Directors may choose to reward exceptional performance by increasing your target bonus amount up to 25%, excluding any bonus accelerator for increased profitability (See Page Three "Bonus Accelerators").

                                  - Continued -


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                                  MARK COSTELLO
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            1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN - PAGE 2

o If you voluntarily terminate your employment or are terminated for cause prior to the payout you will not be eligible for a bonus award (or as required pursuant to any individual employment agreements).

YOUR PARTICIPATION IN THE PLAN

o The company's performance objective and your individual performance objectives with their corresponding percentage weights are attached.

PAYMENT UNDER THE PLAN

o Payout under the Plan will be made quarterly, with an annual adjustment made following the close of the fiscal year. Any payout will be paid on the fifth business day following the filing of the company's quarterly or annual report (Forms 10-Q or 10-K) with the SEC.

                                  - Continued -


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                                  MARK COSTELLO
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            1998 -1999 EXECUTIVE INCENTIVE COMPENSATION PLAN - PAGE 3

                                       QUARTERLY AND ANNUAL NET INCOME PER SHARE
COMPANY PERFORMANCE OBJECTIVE:         (PER "BLUE BOOK")
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INDIVIDUAL PERFORMANCE OBJECTIVES
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CONSISTENTLY ACHIEVE AND MAINTAIN FORECASTED MONTHLY HEL AND HLTV            35%
VOLUME PROJECTIONS.
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ACHIEVE AND MAINTAIN FORECASTED ANNUAL NET RETAIL ORIGINATION COSTS AS       20%
SET FORTH IN "BASE CASE" PLAN ATTACHED.
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ESTABLISH AND MAINTAIN MONTHLY REGIONAL PRICING BY JULY 1, 1998.              5%
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REDUCE AND MAINTAIN LOAN CLOSING TIMES TO 18 BUSINESS DAYS OR LESS            5%
(WITH CONSISTENT LOAN QUALITY) BY MARCH 30, 1999.
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REDUCE TRAINING COSTS BY 15% AND DEVELOP TRAINING PROGRAM TO SUPPORT          5%
GROWTH PROJECTIONS BY DECEMBER 31, 1998.
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DEVELOP AND MAINTAIN EFFECTIVE MARKETING PROGRAM AND REDUCE COST PER          5%
LEAD BY 5% BY JUNE 30, 1999.
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SUCCESSFULLY INSTALL AND IMPLEMENT NEW LOS SYSTEM TO ALL BRANCHES BY         10%
DECEMBER 31, 1998.
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OVERSEE AND MANAGE PROFITABILITY AND VOLUME OF CORRESPONDENT DIVISION         5%
INCLUDING QUARTERLY REVIEW OF CORRESPONDENTS.
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SUCCESSFULLY INSTALL AND IMPLEMENT NEW CALL MANAGEMENT SYSTEM IN CALL        10%
CENTER BY MARCH 31, 1999.
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BONUS ACCELERATORS FOR ACHIEVING IMPROVED PROFITABILITY (AS SET FORTH
IN "BASE CASE" PLAN ATTACHED): 50 BPS BELOW QUARTERLY "BASE CASE" NET
COST % = $25,000 ADDITIONAL* PER QUARTER ACHIEVED; 100 BPS BELOW
QUARTERLY "BASE CASE" NET COST % = $50,000 ADDITIONAL* PER QUARTER
ACHIEVED; 150 BPS BELOW QUARTERLY "BASE CASE" NET COST % = $75,000
ADDITIONAL* PER QUARTER ACHIEVED; 200 BPS BELOW QUARTERLY "BASE CASE"
NET COST % = $100,000 ADDITIONAL* PER QUARTER ACHIEVED; 250 BPS BELOW
QUARTERLY "BASE CASE" NET COST % = $125,000 ADDITIONAL* PER QUARTER
ACHIEVED; 300 BPS BELOW QUARTERLY "BASE CASE" NET COST % = $150,000
ADDITIONAL* PER QUARTER ACHIEVED. BONUS ACCELERATOR WILL BE PAID FOR
EACH QUARTER THAT IMPROVED PROFITABILITY IS ACHIEVED.

*ABOVE BASE INCENTIVE BONUS
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                                                           TOTAL            100%
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